As filed with the Securities and Exchange Commission on June 21, 2004

Registration No. 333-116296

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

FORM S-8

REGISTRATION STATEMENT
 Under
The Securities Act of 1933

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	74-2846643 (IRS Employer Identification No.)

8300 N. MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices) (Zip Code)

CROSSROADS SYSTEMS, INC.
1999 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
(Full title of the Plans)

Rob Sims
President and Chief Executive Officer
Crossroads Systems, Inc.
8300 N. MoPac Expressway
Austin, Texas 78759
(Name and address of agent for service)
(512) 349-0300
(Telephone number, including area code, of agent for service)

Item 8. Exhibits
EXHIBIT INDEX
Consent of PricewaterhouseCoopers

Explanatory Note

This Amendment No. 1 to the Registration Statement on Form S-8 of Crossroads Systems, Inc. is being filed to add Exhibit 23.3 (Consent of PricewaterhouseCoopers, Independent Auditors) which was inadvertently omitted from the original filing of the Form S-8.

Item 8. Exhibits

Exhibit Number	Exhibit
4+	Instruments Defining Rights of Stockholders. Reference is made to Registrant’s Registration Statement No. 001-15331 on Form 8-A12G/A and Registrant’s Registration Statement No. 000-30362 on Form 8-A12G which is incorporated by reference pursuant to Items 3(d) and 3(e).
5+	Opinion and Consent of Andrews Kurth LLP
23.1+	Consent of KPMG LLP, Independent Auditors.
23.2+	Consent of Andrews Kurth LLP is contained in Exhibit 5.
23.3	Consent of Independent Registered Public Accounting Firm.
24+	Power of Attorney.
99.1*+	Crossroads Systems, Inc. 1999 Stock Incentive Plan, as amended and restated.
99.2**+	Crossroads Systems, Inc. 1999 Employee Stock Purchase Plan.
99.3***+	First Amendment of Crossroads Systems, Inc. 1999 Employee Stock Purchase Plan

+	Previously filed.

*	Exhibit 99.1 is incorporated herein by reference to Exhibit (d)(2) to Registrant’s Schedule TO-I filed with the Commission on January 15, 2003.

**	Exhibit 99.2 is incorporated herein by reference to Exhibit 99.2 to Registrant’s Registration Statement No. 333-92467 on Form S-8 filed with the Commission on December 10, 1999.

***	Exhibit 99.3 is incorporated herein by reference to Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2004 filed with the Commission on June 8, 2004.

II-1

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas on this 18th day of June, 2004.

CROSSROADS SYSTEMS, INC.
By:	/s/ Rob Sims
Rob Sims
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Rob Sims Rob Sims	President, Chief Executive Officer and Director (Principal Executive Officer)	June 18, 2004

/s/ Andrea Wenholz Andrea Wenholz	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	June 18, 2004

Brian R. Smith* Brian R. Smith	Chairman of the Board	June 18, 2004

Richard D. Eyestone* Richard D. Eyestone	Director	June 18, 2004

David L. Riegel	Director	June 18, 2004

William P. Wood* William P. Wood	Director	June 18, 2004

Paul S. Zito* Paul S. Zito	Director	June 18, 2004

By:	* /s/ Andrea Wenholz
Andrea Wenholz
Attorney-in-Fact

II-2

EXHIBIT INDEX

Exhibit Number	Exhibit
4+	Instruments Defining Rights of Stockholders. Reference is made to Registrant’s Registration Statement No. 001-15331 on Form 8-A12G/A and Registrant’s Registration Statement No. 000-30362 on Form 8-A12G which is incorporated by reference pursuant to Items 3(d) and 3(e).
5+	Opinion and Consent of Andrews Kurth LLP
23.1+	Consent of KPMG LLP, Independent Auditors.
23.2+	Consent of Andrews Kurth LLP is contained in Exhibit 5.
23.3	Consent of Independent Registered Public Accounting Firm.
24+	Power of Attorney.
99.1*+	Crossroads Systems, Inc. 1999 Stock Incentive Plan, as amended and restated.
99.2**+	Crossroads Systems, Inc. 1999 Employee Stock Purchase Plan, as amended.
99.3***+	First Amendment of Crossroads Systems, Inc. 1999 Employee Stock Purchase Plan

+	Previously filed.

*	Exhibit 99.1 is incorporated herein by reference to Exhibit (d)(2) to Registrant’s Schedule TO-I filed with the Commission on January 15, 2003.

**	Exhibit 99.2 is incorporated herein by reference to Exhibit 99.2 to Registrant’s Registration Statement No. 333-92467 on Form S-8 filed with the Commission on December 10, 1999.

***	Exhibit 99.3 is incorporated herein by reference to Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2004 filed with the Commission on June 8, 2004.